Exhibit 10.3

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of January 21, 2014 (“Effective Date”) by and among ARC LOGISTICS PARTNERS LP, a Delaware limited partnership (the “MLP”), ARC LOGISTICS LLC, a Delaware limited liability company (the “Parent”), ARC TERMINALS HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), certain Affiliates of the Borrower (the “Guarantors”) and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and SunTrust Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of November 12, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower and the Guarantors entered into that certain Amended and Restated Guaranty and Security Agreement, dated as of November 12, 2013, in favor of the Administrative Agent for the Secured Parties, which the Grantors (as defined therein) provided a guaranty of all Obligations of the Borrower and the other Loan Parties and granted liens on certain Collateral to secure the Obligations of the Borrower and the other Loan Parties (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”);

WHEREAS, the Borrower intends to enter into that certain Lease, dated as of the Effective Date, pursuant to which the Borrower will lease certain terminalling facilities and attendant personal property located in the vicinity of Portland, Oregon from LCP Oregon Holdings, LLC, a Delaware limited liability company (“LCP Terminals”);

WHEREAS, the Lenders have agreed to amend certain terms and conditions of the Credit Agreement and the Guaranty and Security Agreement as more fully set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Loan Parties, the Lenders agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order as follows:

“LCP Terminals” shall mean LCP Oregon Holdings, LLC, a Delaware limited liability company.

“Paramount of Oregon” shall mean Paramount of Oregon, LLC, an Oregon limited liability company.

“Pier Agreement” shall mean that certain Willbridge Pier Agreement dated March 1, 2005, between Chevron Texaco Products Company and Paramount of Oregon, as the same may be amended, restated or otherwise modified from time to time.

“Pipeline Lease” shall mean that certain Pipeline System Lease by and between the Borrower and LCP Terminals for rights under that certain franchise granted by the City of Portland to Paramount of Oregon to construct, operate and maintain a pipeline system in the City of Portland, as the same may be amended, restated or otherwise modified from time to time.

“Portland Lease Documents” shall mean collectively (i) the Terminal Lease, (ii) that certain Guaranty of Lease (relating to the Terminal Lease), dated as of January 21, 2014, by and between LCP Terminals, the Borrower and the MLP (as the same may be amended, restated or otherwise modified from time to time), (iii) the Pipeline Lease and (iv) that certain Guaranty of Lease (relating to the Pipeline Lease), dated as of January 21, 2014, by and between LCP Terminals, the Borrower and the MLP (as the same may be amended, restated or otherwise modified from time to time).

“Terminal Lease” shall mean that certain Lease, dated as of January 21, 2014, by and between the Borrower and LCP Terminals for certain terminalling facilities and attendant personal property located in the vicinity of Portland, Oregon, as the same may be amended, restated or otherwise modified from time to time.

“Willbridge Subsidiary” shall have the meaning set forth in Section 7.4(o).

(b) Section 1.1 is further amended by changing “20%” to “30%” in the proviso of the definition of “Consolidated EBITDA.”

(c) Section 5.1(c) of the Credit Agreement is hereby amended to change “20%” to “30%” in the last line thereof.

(d) Section 7.2 of the Credit Agreement is hereby amended to add a new clause (i) with the appropriate grammatical and punctuation changes thereto:

and (i) Liens on the Capital Stock of the Willbridge Subsidiary.

(e) Section 7.4 of the Credit Agreement is hereby amended to add a new clause (o) as follows with the appropriate grammatical and punctuation changes thereto:

(o) the formation of a wholly-owned, sole purpose Subsidiary of the Borrower whose sole assets and liabilities will be those rights and obligations under the Pier Agreement (the “Willbridge Subsidiary”).

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(f) Section 7.7(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) Excluded Issuances and the Portland Lease Documents; and

(g) Section 7.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Lease Obligations. No Loan Party will, and no Loan Party will permit any of its Restricted Subsidiaries to, create or suffer to exist any obligations for the payment under operating leases or Amendments to lease (but excluding (i) any obligations under leases required to be classified as capital leases under GAAP and (ii) the Portland Lease Documents), which would cause the present value of the direct or contingent liabilities of the MLP and its Restricted Subsidiaries under such leases or Amendments to lease, on a consolidated basis, to exceed 5% of the Consolidated Net Tangible Assets in any period of four consecutive Fiscal Quarters.

(h) Exhibit 5.1(c) is hereby amended by changing “20%” to “30%” in numeral three thereof.

2. Amendment to the Guaranty and Security Agreement.

(a) The definition of “Excluded Property” contained in Section 1.1(b) of the Guaranty and Security Agreement is amended to add the following new clauses (vi) and (vii) with the appropriate grammatical and punctuation changes thereto:

(vi) certificated motor vehicles with a fair market value not to exceed $50,000 individually and $1,000,000 in the aggregate; and

(vii) any Capital Stock of the Willbridge Subsidiary.

3. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received executed counterparts to this Amendment from each of the Loan Parties and the Required Lenders.

4. Post-Closing Conditions. The Borrower agrees that within thirty (30) days following the Effective Date (or such later date as agreed to by the Administrative Agent), the Borrower shall deliver to the Administrative Agent a (i) leasehold mortgages and financing statements to cause such leasehold interest of the Borrower in each of the Terminal Lease and the Pipeline Lease to be subject to a first priority, perfected Lien (subject to Liens permitted under

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Section 7.2 of the Credit Agreement) in favor of the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and (ii) a Collateral Access Agreement regarding the Terminal Lease and the Pipeline Lease, in form and substance reasonably satisfactory to the Administrative Agent and (iii) certificates of insurance describing the types and amounts of insurance (property and liability) maintained by the Borrower pursuant to the Terminal Lease and the Pipeline Lease, in each case naming the Administrative Agent as loss payee or additional insured, as the case may be, together with lender’s loss payable endorsements.

5. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:

(a) Each of the Loan Parties (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company, as applicable, under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect;

(b) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and, if required, shareholder, partner or member, action;

(c) The execution, delivery and performance by the Loan Parties of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries or any judgment, order or ruling of any Governmental Authority where such violation could reasonably be expected to have a Material Adverse Effect, (iii) will not violate or result in a default under any Contractual Obligation of any Loan Party or any of its Restricted Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries where such a violation, default or payment could reasonably be expected to have a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens (if any) created under the Loan Documents;

(d) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e) Immediately after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents

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are true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such date, and (ii) no Default or Event of Default has occurred and is continuing.

6. Reaffirmations and Acknowledgments. Each Loan Party hereby ratifies the Credit Agreement and the Guaranty and Security Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the Guaranty and Security Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

7. Effect of Waiver. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents, as modified hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

9. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

10. Costs and Expenses. The Borrower agrees to pay the costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3 of the Credit Agreement.

11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

12. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

13. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or Amendments, whether written or oral, with respect thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ARC TERMINALS HOLDINGS LLC

By:		Arc Logistics LLC, its sole member

	By:	Arc Logistics Partners LP, its sole member

By: Arc Logistics GP LLC, its general partner

By:		/s/ Bradley Oswald
Name:		Bradley Oswald
Title:		Vice President, Chief Financial Officer and Treasurer

ARC LOGISTICS PARTNERS LP

By:		Arc Logistics GP LLC, its general partner

By:		/s/ Bradley Oswald
Name:		Bradley Oswald
Title:		Vice President, Chief Financial Officer and Treasurer

ARC LOGISTICS, LLC

By:		Arc Logistics Partners LP, its sole member

	By:	Arc Logistics GP LLC, its general partner

By:		/s/ Bradley Oswald
Name:		Bradley Oswald
Title:		Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT]

ARC TERMINALS NEW YORK HOLDINGS, LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

ARC TERMINALS MOBILE HOLDINGS, LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

BLAKELEY LOGISTICS, LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

ARC TERMINALS MISSISSIPPI HOLDINGS LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

LENDERS:	SUNTRUST BANK,
as Administrative Agent, Issuing Bank, as the SwingLine Lender and as a Lender

	By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit Agreement and

Amended and Restated Guaranty and Security Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Daniel A Davis
Name:	Daniel A Davis
Title:	SVP

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Collin Mayer
Name:	Collin Mayer
Title:	AVP

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert James
Name:	Robert James
Title:	Vice President

BANK MIDWEST, A DIVISION OF NBH BANK, N.A., as a Lender

By:	/s/ Candice Apperson
Name:	Candice Apperson
Title:	Vice President

ONEWEST BANK, FSB, as a Lender

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory